                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    12,   1997.


                                         /s/ W. Charles Armstrong
                                       -----------------------------
                                        W. Charles Armstrong

                                                                    EXHIBIT (24)



                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    12,   1997.


                                         /s/ Kathryn R. Braun
                                       -----------------------------
                                        Kathryn R. Braun

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    12,   1997.


                                         /s/ Frederick W. Buckman
                                       -----------------------------
                                        Frederick W. Buckman

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    12,    1997.


                                         /s/ C. Todd Conover
                                       -----------------------------
                                        C. Todd Conover

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February     12,   1997.


                                         /s/ Nolan E. Karras
                                       -----------------------------
                                        Nolan E. Karras

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    12,   1997.


                                         /s/ Robert G. Miller
                                       -----------------------------
                                        Robert G. Miller

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    27,   1997.


                                         /s/ Alan K. Simpson
                                       -----------------------------
                                        Alan K. Simpson

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    12,   1997.


                                         /s/ Verl R. Topham
                                       -----------------------------
                                        Verl R. Topham

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February   12,    1997.


                                         /s/ Keith R. McKennon
                                       -----------------------------
                                        Keith R. McKennon

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February    11,   1997.


                                         /s/ Don M. Wheeler
                                       -----------------------------
                                        Don M. Wheeler

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February      20,   1997.


                                         /s/ Nancy Wilgenbusch
                                       -----------------------------
                                        Nancy Wilgenbusch

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February   12,    1997.


                                         /s/ Peter I. Wold
                                       -----------------------------
                                        Peter I. Wold

                                                                    EXHIBIT (24)


                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    Dated: February      12,    1997.


                                         /s/ Richard T. O' Brien
                                       -----------------------------
                                        Richard T. O'Brien